UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2016

MEDIFIRST SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178825	27-3888260
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

4400 Route 9 South, Suite 1000, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732)-786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

The Company announces that its Premarket Notification 510(k) submission to the U.S. Food and Drug Administration for the Company’s “The Time Machine” Series Laser  is in final review. Further updated information will be available at the Company’s website www.medifirstsolutions.com and in reports on Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.

Dated: February 5, 2016	by:	/s/ Bruce Schoengood
President and Chief Executive Officer

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